UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 24, 2010

BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
12 East 49th Street, 31st Floor
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)
(212) 273-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On February 24, 2010, Broadpoint Gleacher Securities Group, Inc. (the “Company”) and ISM Group Limited (“ISM”) agreed to terminate the agreements between the Company and ISM pursuant to which the Company was to acquire ISM and its subsidiaries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT GLEACHER SECURITIES GROUP, INC.

By: Name:	/s/ Peter J. McNierney Peter J. McNierney
Title:	President and Chief Operating Officer
Date: February 24, 2010